EXHIBIT 10.8
                                                                    ------------



                      FIRST AMENDMENT TO PURCHASE AGREEMENT

                  This First Amendment to the Purchase Agreement (this "AMENDMENT") is made as of July 22, 2004 by and among Triarc Companies, Inc., a Delaware corporation (the "PURCHASER"), Sachs Capital Management LLC, a Delaware limited liability company ("SCM"), Deerfield Partners Fund II LLC, a Delaware limited liability company ("DPF"), Scott A. Roberts ("ROBERTS"), Marvin Shrear ("SHREAR" and, together with SCM, DPF and Roberts, the "SELLERS") and Gregory H. Sachs ("SACHS"), in his capacity as the Guarantor and the Sellers' Representative.

                                    RECITALS

                  The Purchaser, the Sellers and Sachs are parties to the Purchase Agreement, dated as of June 26, 2004 (the "PURCHASE AGREEMENT"), which contemplates a transaction in which the Purchaser will purchase from the Sellers, and the Sellers will sell to the Purchaser, the Purchased Interests set forth in Annex B to the Purchase Agreement. The Purchaser, the Sellers and Sachs wish to amend the Purchase Agreement as set forth herein.

                                    AGREEMENT

                  In consideration of the foregoing, and the representations, warranties, covenants and conditions set forth or referred to below, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1. CERTAIN DEFINITIONS. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Purchase Agreement.

                  2. AMENDMENT TO SECTION 3.11 OF THE PURCHASE AGREEMENT. The Purchaser, the Sellers and Sachs hereby agree that, effective as of the date hereof, Section 3.11 of the Purchase Agreement is hereby amended by deleting the phrase "and except as set forth in Section 3.11 of the Disclosure Letter" from the second sentence thereof.

                  3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

                     (a) The Purchaser represents and warrants to the Sellers that: (i) the Purchaser has full corporate right, authority and power to enter into this Amendment and to carry out the transactions contemplated hereby; (ii) the execution, delivery and performance by the Purchaser of this Amendment have been duly authorized by all necessary action on the part of the Purchaser, and no other action on the part of the Purchaser is required in connection therewith; and (iii) this Amendment has been duly executed and delivered by the Purchaser, and assuming the due and valid authorization, execution and delivery hereof by the other parties hereto, constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as (x) limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors' rights generally and (y) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

                     (b) The parties agree that the breach of any of the representations set forth in paragraph 3(a) shall be subject to the terms of the Purchase Agreement as if such representations were included in the Purchase Agreement, including, without limitation, the indemnification obligations and procedures set forth in Article XI of the Purchase Agreement.

                  4. REPRESENTATIONS AND WARRANTIES OF THE SELLERS AND SACHS.

                     (a) The Sellers and Sachs severally but not jointly represent and warrant to the Purchaser that: (i) such Seller or Sachs, as the case may be, have full right, authority, power and legal capacity to enter into this Amendment and to carry out the transactions contemplated hereby; (ii) the execution, delivery and performance of this Amendment by such Seller or Sachs, as the case may be, have been duly authorized by all necessary action on the part of such Seller or Sachs, as the case may be, and no other action on the part of such Seller or Sachs, as the case may be, is required in connection therewith; and (iii) this Amendment has been duly executed and delivered by such Seller or Sachs, as the case may be, and assuming the due and valid authorization, execution and delivery hereof by the other parties hereto, constitutes a valid and binding obligation of such Seller or Sachs, as the case may be, enforceable against such Seller or Sachs, as the case may be, in accordance with its terms, except as (x) limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors' rights generally and (y) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

                     (b) The parties agree that the breach of any of the representations set forth in paragraph 4(a) shall be deemed Seller Basket Exclusions and shall be subject to the terms of the Purchase Agreement as if such representations were included in the Purchase Agreement, including, without limitation, the indemnification obligations and procedures set forth in Article XI of the Purchase Agreement.

                  5. MISCELLANEOUS.

                     (a) ENTIRE AGREEMENT. This Amendment, the Purchase Agreement and the other agreements, certificates and other documents referred to herein and therein set forth the entire agreement and understanding between the parties relating to the subject matter hereof and thereof. Except to the extent specifically amended hereby, the provisions of the Purchase Agreement shall remain unmodified, and the Purchase Agreement is hereby confirmed as being in full force and effect.

                     (b) ASSIGNMENT. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the successors and permissible assigns of the

Purchaser and the Sellers as part of the Purchase Agreement in accordance with the terms thereof.

                     (c) COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed an original for all purposes and all of which together shall constitute one and the same instrument.

                     (d) GOVERNING LAW. This Amendment, and all claims arising under, related to, or in connection herewith, shall be governed by and construed in accordance with the domestic substantive laws of the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

                     (e) DISPUTES. The parties intend that any dispute under this Amendment shall be treated as if such dispute had arisen under the terms of the Purchase Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above by their duly authorized representatives.

                                        TRIARC COMPANIES, INC.


                                        By: /s/ Edward P. Garden
                                           ---------------------------------
                                             Name:  Edward P. Garden
                                             Title: Executive Vice President


                                        SACHS CAPITAL MANAGEMENT LLC


                                        By:          *
                                           ---------------------------------
                                             Name:
                                             Title:


                                        DEERFIELD PARTNERS FUND II LLC


                                        By:          *
                                           ---------------------------------
                                             Name:
                                             Title:


                                                     *
                                           ---------------------------------
                                             Scott A. Roberts


                                                     *
                                           ---------------------------------
                                             Marvin Shrear


                                           /s/ Gregory H. Sachs
                                           ---------------------------------
                                               Gregory H. Sachs


       * Signed by the Sellers' Representative on behalf of the Sellers pursuant to Sections 2.1 and 14.4 of the Purchase Agreement.